SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported):  January 7, 1998
--------------------------------------------------------------------------------


                               CENTURA BANKS, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


North Carolina                      1-10646                   56-1688522

--------------------------------------------------------------------------------
(State of Incorporation) (Commission File Number)(IRS Employer Identification No.)


134 North Church Street, Rocky Mount, North Carolina          27804
--------------------------------------------------------------------------------
(Address of principal executive office)                     (Zip code)


Registrant's telephone number, including area code:          (919) 977-4400
--------------------------------------------------------------------------------


                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)









Exhibit Index on Page 4.



t:\brass\sec\/8K\8-K.doc

Item 5.  Other Events
On January 7, 1998, Centura Banks, Inc. ("Centura") announced earnings for the year ended December 31, 1997. Centura's net income for 1997 was $83.1 million, an increase fo 21.9 percent over 1996. (14.7 percent without the one-time SAIF assessment in 1996.) Diluted earnings per share increased to $3.15 compared to
$2.60 the prior year. ($2.76 without SAIF.)   A press release is attached
as Exhibit 99.







Item 7.  Financial statements and Exhibits.
The exhibit listed in the Exhibit Index is filed herewith as part of this Current Report on Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                               CENTURA BANKS, INC.
                                                     Registrant


Date: January 7, 1998                       By:      /s/ Steven Goldstein
                                                     Steven Goldstein
                                                     Chief Financial Officer

                                  EXHIBIT INDEX

                                   Sequential
                                                                     Page
Exhibit           Description of Exhibit                           Number
--------------------------------------------------------------------------------

99                Press release dated January 7, 1998                   5


For Immediate Release

January 7, 1998

For more information:                                   Steven J. Goldstein
                                                        Centura Bank
                                                        (919)977-8356
                                                        sgoldstein@centura.com

                 CENTURA BANK ANNOUNCES RECORD EARNINGS FOR 1997


         ROCKY MOUNT, N.C. - Centura Banks Inc. (NYSE: CBC) today reported record profitability in the fourth quarter and for the year ended December 31, 1997. Centura's net income for 1997 was $83.1 million, an increase of 21.9 percent over 1996. (14.7 percent without the one-time Savings Association Insurance Fund (SAIF) charge in 1996.) Diluted earnings per share rose to $3.15 compared to $2.60 the prior year. ($2.76 without SAIF.)
         For the fourth quarter diluted earnings per share were 89 cents, return on assets was 1.33 percent, and return on equity was 17.53 percent, compared to 70 cents, 1.19 percent and 15.61 percent, respectively, for fourth quarter 1996.
        Return on assets for the year was 1.26 percent, and return on equity was
16.28 percent. Asset quality in 1997 continued to exceed industry standards, with net charge-offs at 0.25 percent of total loans, and non-performing loans at
0.52 percent of total loans.
        Noninterest income for 1997 increased 16.2 percent to $117.2 million, led by growing revenue from insurance, securities and leasing services; as well as more traditional banking sources, including mortgage origination and servicing, service charges on deposits and loan fees. Core balance sheet growth was strong for the year, with loans increasing to $4.6 billion, 11.6 percent higher than 1996, and deposits rising 13.3 percent to $5.4 billion, while the net interest margin remained stable at 4.56 percent for 1997 compared to 4.66 percent for 1996.
         "The disciplined execution of our business plan to aggressively grow and expand the franchise and continued leverage of our investment in technology were critical to our earnings success in 1997," said Cecil W. Sewell, Centura chairman and chief executive officer. "During the year we acquired or opened 34 financial centers, significantly grew our insurance business, expanded into the Virginia market, formalized an agreement to enter the South Carolina market and posted record earnings for the fourth quarter and the year. We could not be more pleased."
        In 1997 Centura acquired 19 banking offices, most notably 13 offices as a result of the Branch Banking and Trust merger with United Carolina Bank, and five from NationsBank. Also during the year Centura significantly invested in its in-store initiative, opening 12 full-service financial offices in Hannaford supermarkets, including five in the Hampton Roads region of Virginia, and Wal-Mart and K-Mart retail outlets. The 12 new in-store financial offices are among 22 opened in the past 16 months, representing an aggressive effort to pursue in-store banking as part of Centura's overall strategy to deliver money management services at times and locations that are most convenient to customers.
         Early in 1997 Centura formed a Capital Markets Group to offer clients more complex funding and investment alternatives by providing direct access to money and capital markets and non-traditional sources of capital. Based in Charlotte, the group primarily services clients in North and South Carolina and Virginia.
         In the fall of 1997 Centura significantly expanded its insurance capabilities by acquiring two North Carolina insurance agencies, Betts & Company and Moore & Johnson, and forming an alliance with Travelers Insurance Co. The Moore & Johnson merger is expected to consummate at the end of January. As part of Centura's long-term strategy to provide customers with a full range of financial services, the additions to Centura Insurance Services will provide increased insurance choices for customers at more competitive rates. Customers will have the option of highly personalized service or the ease and convenience of a toll-free hot line to Travelers for more routine insurance needs.
            In December of 1997 Centura signed a definitive agreement to acquire Pee Dee State Bank, headquartered in Timmonsville, South Carolina. The acquisition marks Centura's initial foray into the South Carolina market, an important strategic move for the company as it aggressively expands into attractive new markets.
          With assets of $7.1 billion, Centura provides a complete line of banking, investment, leasing, insurance and trust services to individuals and businesses throughout North Carolina and the Hampton Roads region of Virginia. Services are provided through 192 financial service centers, including 20 full-service locations in Hannaford supermarkets; more than 300 ATMs at financial centers, Wal-Mart stores and Sam's outlets; Centura Highway; Centura's Internet site; and through Quicken(R), Quickbooks(R), Microsoft(R) Money and BankNOW(TM), the leading online money management software packages. Additional information about Centura is available on its website at www.centura.com.


FINANCIAL HIGHLIGHTS
CENTURA BANKS, INC. AND SUBSIDIARIES

                                                        3 Months       3 Months                  Year Ended      Year Ended
                                                       Ended Dec 31   Ended Dec 31              December 31     December 31
(In thousands, except share and per share data)           1997          1996        Change          1997            1996      Change
------------------------------------------------------------------------------------------------------------------------------------

EARNINGS
     Interest income                                 $    137,136 $    123,095       11.4%     $    515,089  $     469,760      9.6%
     Interest expense                                      66,041       57,011       15.8           247,184        219,676     12.5
     -------------------------------------------------------------------------------------------------------------------------------
     Net interest income                                   71,095       66,084        7.6           267,905        250,084      7.1
     Provision for loan losses                              3,849        2,746       40.2            13,418          9,596     39.8
     Noninterest income                                    34,117       27,303       25.0           117,221        100,847     16.2
     Noninterest expense                                   67,033       61,860        8.4           246,230        233,981      5.2
     Income taxes                                          10,826       10,246        5.7            42,420         39,203      8.2
     -------------------------------------------------------------------------------------------------------------------------------
     Net income                                      $     23,504 $     18,535       26.8%     $     83,058  $      68,151     21.9%
     ===============================================================================================================================
     Net interest income, taxable equivalent         $     73,000 $     67,738        7.8%     $    275,632  $     256,109      7.6%
     ===============================================================================================================================

PER COMMON SHARE
     Earnings per share-basic                        $       0.91         0.72       26.4%     $       3.22  $        2.66     21.1%
     Earnings per share-diluted                              0.89         0.70       27.1              3.15           2.60     21.2
     Cash dividends paid                                     0.27         0.25        8.0              1.06           1.00      6.0
     Book value                                             20.82        18.51       12.5             20.82          18.51     12.5
     Closing market price                                  69.000       44.625       54.6            69.000         44.625     54.6

FINANCIAL RATIOS
     Return on average assets                                1.33%        1.19%      14 bp             1.26%          1.14%    12 bp
     Return on average shareholders' equity                 17.53        15.61      192               16.28          15.02    126
     Average equity to average assets                        7.58         7.62       (4)               7.73           7.62     11

AVERAGE BALANCES
     Assets                                          $  7,016,355 $  6,197,670       13.2%     $  6,601,084  $   5,956,290     10.8%
     Earning assets                                     6,416,636    5,703,321       12.5         6,055,606      5,484,974     10.4
     Loans                                              4,562,210    4,181,963        9.1         4,309,064      4,014,391      7.3
     Investment securities                              1,824,878    1,491,008       22.4         1,715,801      1,436,215     19.5
     Noninterest-bearing deposits                         783,938      690,111       13.6           717,506        647,245     10.9
     Core deposits                                      4,784,855    4,368,319        9.5         4,512,153      4,101,773     10.0
     Total deposits                                     5,240,681    4,723,099       11.0         4,899,453      4,505,449      8.7
     Interest-bearing liabilities                       5,603,768    4,944,155       13.3         5,286,057      4,765,846     10.9
     Shareholders' equity                                 531,935      472,484       12.6           510,330        453,746     12.5

PERIOD END BALANCES
     Assets                                          $  7,125,430 $  6,293,972       13.2%     $  7,125,430  $   6,293,972     13.2%
     Earning assets                                     6,458,063    5,720,001       12.9         6,458,063      5,720,001     12.9
     Loans                                              4,586,582    4,109,454       11.6         4,586,582      4,109,454     11.6
     Investment securities                              1,828,056    1,577,880       15.9         1,828,056      1,577,880     15.9
     Noninterest-bearing deposits                         816,475      721,029       13.2           816,475        721,029     13.2
     Core deposits                                      4,892,847    4,386,616       11.5         4,892,847      4,386,616     11.5
     Total deposits                                     5,364,925    4,733,069       13.3         5,364,925      4,733,069     13.3
     Shareholders' equity                                 538,336      475,235       13.3           538,336        475,235     13.3
------------------------------------------------------------------------------------------------------------------------------------
bp Change is measured as difference in basis points.


OTHER FINANCIAL DATA
CENTURA BANKS, INC. AND SUBSIDIARIES

                                                   3 Months        3 Months                 Year Ended      Year Ended
                                                 Ended Dec 31    Ended Dec 31               December 31      December 31
(In thousands, except share data)                   1997              1996        Change       1997            1996        Change
------------------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING
  Average basic                                   25,854,971      25,727,599       0.5%       25,798,324      25,605,621       0.8%
  Average diluted                                 26,413,005      26,449,289      (0.1)       26,331,392      26,261,830       0.3
  Outstanding at period end                       25,862,375      25,668,524       0.8        25,862,375      25,668,524       0.8

COMPOSITION RATIOS*
  Earning assets to assets                             91.45%          92.02%      (57)bp          91.74%          92.09%     (35)bp
  Loans to earning assets                              71.10           73.33      (223)            71.16           73.19     (203)
  Interest-bearing liabilities to earning assets       87.33           86.69        64             87.29           86.89       40
  Loans to total deposits                              87.05           88.54      (149)            87.95           89.10     (115)
  Noninterest-bearing deposits to total deposits       14.96           14.61        35             14.64           14.37      27


ALLOWANCE FOR LOAN LOSSES
  Beginning balance                              $    62,282   $      60,329         3.2%    $    58,715   $      55,070       6.6%
  Provision for loan losses                            3,849           2,746        40.2          13,418           9,596      39.8
  Allowance of acquired financial institutions           723           ----        100.0           3,133           1,240     152.7
  Charge-offs                                         (3,898)         (4,995)      (22.0)        (14,425)        (10,408)     38.6
  Recoveries                                           1,323             635       108.3           3,438           3,217       6.9
  ----------------------------------------------------------------------------------------------------------------------------------
      Net charge-offs                                 (2,575)         (4,360)      (40.9)        (10,987)         (7,191)     52.8
  ----------------------------------------------------------------------------------------------------------------------------------
  Ending balance                                 $    64,279   $      58,715         9.5%    $    64,279   $      58,715       9.5%
  ==================================================================================================================================

  Net charge-offs to average                            0.22%           0.41%      (19)bp           0.25%           0.18%      7 bp
  ==================================================================================================================================


COMPOSITION OF RISK ASSETS
      Nonaccrual loans                                                                       $    23,722   $     18,713       26.8%
      Restructured loans                                                                               0            497     (100.0)
      ------------------------------------------------------------------------------------------------------------------------------
          Nonperforming loans                                                                     23,722         19,210       23.5
      ------------------------------------------------------------------------------------------------------------------------------
      Foreclosed property                                                                          4,155          3,663       13.4
      ------------------------------------------------------------------------------------------------------------------------------
      Nonperforming assets                                                                   $    27,877   $     22,873       21.9%
      ==============================================================================================================================


ASSET QUALITY RATIOS** Nonperforming assets to:
          Loans and foreclosed property                                                             0.61%         0.56%        5 bp
          Total assets                                                                              0.39          0.36         3
      Nonperforming loans to total loans                                                            0.52          0.47         5
      Allowance for loan losses to total loans                                                      1.40          1.43        (3)
      Allowance for loan losses to nonperforming loans                                              2.71x         3.06x      (35)

------------------------------------------------------------------------------------------------------------------------------------
   bp Change is measured as difference in basis points.
    *Balance sheet amounts used in calculations are based on average balances.
   **Balance sheet amounts used in calculations are based on period end balances.



OTHER FINANCIAL DATA, continued
CENTURA BANKS, INC. AND SUBSIDIARIES

                                                Three Months Endeded Dec 31                        Year Ended December 31
                                          -------------------------------------------   --------------------------------------------
                                                                     As a Percent of                               As a Percent of
                                                                     Average Assets#                                Average Assets
                                                                     ---------------                                ----------------
(Dollars in thousands)                       1997      1996   Change   1997   1996      1997      1996    Change     1997    1996
------------------------------------------------------------------------------------------------------------------------------------
NONINTEREST INCOME
Service charges on deposit accounts        $11,115  $ 9,401   18.2%    0.63%   0.60%  $ 40,703  $ 34,758   17.1%     0.62%    0.58%
Credit card and related fees                 1,922    1,391   38.2     0.11    0.09      6,643     4,979   33.4      0.10     0.08
Insurance & brokerage commissions            3,945    2,948   33.8     0.22    0.19     14,031    11,097   26.4      0.21     0.19
Other service charges, commissions and fees  2,245    1,947   15.3     0.13    0.12      7,925     5,926   33.7      0.12     0.10
Fees for trust services                      2,007    1,900    5.6     0.11    0.12      7,737     6,841   13.1      0.12     0.11
Mortgage income                              3,300    2,591   27.4     0.19    0.17     11,568    11,486    0.7      0.18     0.19
Negative goodwill amortization                 334      334    0.0     0.02    0.02      1,337     1,337    0.0      0.02     0.02
Operating lease fees                         3,293    3,226    2.1     0.19    0.21     11,872    12,745   (6.9)     0.18     0.21
Other noninterest income                     5,855    3,449   69.8     0.32    0.22     15,269     9,880   54.5      0.23     0.18
------------------------------------------------------------------------------------------------------------------------------------
Noninterest income, excluding securities
    transactions                            34,016   27,187   25.1     1.92    1.74    117,085    99,049   18.2      1.78     1.66
Securities gains (losses), net                 101      116  (12.9)    0.01    0.01        136     1,798  (92.4)     0.00     0.03
------------------------------------------------------------------------------------------------------------------------------------
Total noninterest income                   $34,117  $27,303   25.0%    1.93%   1.75%  $117,221  $100,847   16.2%     1.78%    1.69%
====================================================================================================================================


NONINTEREST EXPENSE
Salaries and overtime                      $25,523  $24,115    5.8%    1.44%   1.55%  $ 92,508  $ 88,411    4.6%     1.40%    1.48%
Fringe benefits and other personnel costs    4,581    4,892   (6.4)    0.26    0.31     21,117    21,256   (0.7)     0.32     0.36
Occupancy                                    3,397    3,209    5.9     0.19    0.21     13,796    12,657    9.0      0.21     0.21
Equipment                                    5,712    5,437    5.1     0.32    0.35     21,632    19,556   10.6      0.33     0.33
Foreclosed real estate losses and related
    operating expense                          386      299   29.1     0.02    0.02      1,373       756   81.6      0.02     0.01
Marketing                                    2,881    2,730    5.5     0.16    0.18      9,080     7,549   20.3      0.14     0.13
Fees for outsourced services                 1,965    1,017   93.2     0.11    0.07      6,758     2,166  212.0      0.10     0.04
Professional fees                            5,050    4,436   13.8     0.29    0.28     17,375    12,423   39.9      0.26     0.21
Other administrative                         2,406    2,267    6.1     0.14    0.15      8,555     8,544    0.1      0.13     0.14
FDIC insurance                                 344       (4)   ---     0.02    0.00      1,304    10,197  (87.2)     0.02     0.17
Deposit intangible and goodwill amortization 2,073    1,343   54.4     0.12    0.09      6,520     5,034   29.5      0.10     0.08
Office supplies, postage and telephone       4,185    4,243   (1.4)    0.24    0.27     16,702    16,188    3.2      0.25     0.27
Depreciation on leased equipment             1,902    1,357   40.2     0.11    0.09      7,247     7,944   (8.8)     0.11     0.13
Other operating                              6,628    6,519    1.7     0.37    0.40     22,263    21,300    4.5      0.34     0.37
------------------------------------------------------------------------------------------------------------------------------------
Total noninterest expense                  $67,033  $61,860    8.4%    3.79%   3.97%  $246,230  $233,981    5.2%     3.73%    3.93%
====================================================================================================================================


OTHER PERFORMANCE RATIOS
Pretax operating profit margin +             33.83%   32.02%   181 bp                    33.91%   31.76%    215 bp
Efficiency ratio***                          62.58%   65.09%  (251)bp                    62.68%   65.55%   (287)bp
Net interest income analysis-taxable equivalent:
    Selected average yields/rates:
        Loans                                 9.33%    9.34%    (1)bp                     9.43%    9.45%     (2)bp
        Taxable securities                    6.70     6.65      5                        6.64     6.48      16
        Tax-exempt securities                 9.06     8.99      7                        8.93     8.87       6
        Short-term investments                4.99     5.43    (44)                       5.36     5.20      16
------------------------------------------------------------------------------------------------------------------
        Interest-earning assets               8.58     8.63     (5)                       8.64     8.67      (3)
------------------------------------------------------------------------------------------------------------------
        Total interest-bearing deposits       4.38     4.35      3                        4.40     4.38       2
        Borrowed funds                        5.32     5.25      7                        5.30     5.17      13
        Long-term debt                        6.64     6.47     17                        6.68     6.32      36
------------------------------------------------------------------------------------------------------------------
        Total interest-bearing liabilities    4.66     4.59      7                        4.68     4.61       7
------------------------------------------------------------------------------------------------------------------
        Interest rate spread                  3.92     4.04    (12)                       3.96     4.06     (10)
        Net interest margin                   4.51     4.66    (15)                       4.56     4.66     (10)


====================================================================================================================================
 bp Change is measured as difference in basis points.
*** Noninterest expense divided by sum of taxable equivalent net interest income plus noninterest income.
  + Sum of income before taxes plus the taxable equivalent adjustment divided by the sum of taxable equivalent net interest income plus noninterest income.
  # Data presented is annualized.


QUARTERLY FINANCIAL TRENDS
CENTURA BANKS, INC. AND SUBSIDIARIES


                                                                          1997                              1996       4th Qtr 97
                                                 -----------------------------------------------------------------    ------------
                                                    Fourth         Third        Second         First        Fourth         vs.
(Dollars in thousands)                             Quarter       Quarter       Quarter       Quarter       Quarter     3rd Qtr 97
------------------------------------------------------------------------------------------------------------------    ------------
FINANCIAL SUMMARY *
      Assets                                   $ 7,016,355   $ 6,738,633   $ 6,453,981   $ 6,184,718   $ 6,197,670         4.1%
      Earning assets                             6,416,636     6,177,675     5,926,035     5,692,783     5,703,321         3.9
      Loans                                      4,562,210     4,372,404     4,188,811     4,107,133     4,181,963         4.3
      Investment securities                      1,824,878     1,771,094     1,710,960     1,552,675     1,491,008         3.0
      Total deposits                             5,240,681     4,967,064     4,725,511     4,657,405     4,723,099         5.5
      Interest-bearing liabilities               5,603,768     5,391,079     5,185,562     4,955,541     4,944,155         3.9
      Stockholders' equity                         531,935       519,175       501,027       488,609       472,484         2.5
      Total market capitalization (period end)   1,784,504     1,425,753     1,183,788     1,004,335     1,145,458        25.2
      Net income                                    23,504        21,700        19,980        17,874        18,535         8.3


PROFITABILITY/PERFORMANCE SUMMARY *
      Pretax operating profit margin +               33.83%        35.03%        34.31%        32.37%        32.02%       (120)bp
      Efficiency ratio ***                           62.58         61.47         62.32         64.47         65.09         111
      Net interest margin #                           4.51          4.46          4.52          4.58          4.66           5
      Return on average assets #                      1.33          1.28          1.24          1.17          1.19           5
      Return on average equity #                     17.53         16.58         16.00         14.84         15.61          95
      Equity to assets (average)                      7.58          7.70          7.76          7.90          7.62         (12)


PER SHARE SUMMARY
      Earnings per share - basic               $      0.91   $      0.84   $      0.78  $       0.69   $      0.72         8.3%
      Earnings per share - diluted                    0.89          0.82          0.76          0.68          0.70         8.5
      Cash dividends paid                             0.27          0.27          0.27          0.25          0.25         0.0
      Book value per share                           20.82         20.45         19.46         19.08         18.51         1.8
      Closing market price                          69.000       55.0625        45.875        39.000        44.625        25.3


KEY INTANGIBLE ASSETS **
      Goodwill                                 $   104,222   $    95,012   $    61,833  $     63,122   $    64,411         9.7%
      Deposit base premium                           1,886         2,015         2,143         2,272         2,401        (6.4)
      Mortgage servicing rights                     28,238        28,275        23,028        21,481        21,046        (0.1)


ASSET QUALITY SUMMARY **
      Nonperforming assets                     $    27,877   $    28,633   $    27,740  $     26,768   $    22,873        (2.6)%
      Allowance for loan losses                     64,279        62,282        59,206        58,762        58,715         3.2
      Nonperforming assets to total assets            0.39%         0.42%         0.42%         0.42%         0.36%         (3)bp
      Allowance for loan losses to loans              1.40          1.38          1.40          1.42          1.43           2
      Net charge-offs to average loans #              0.22          0.26          0.26          0.28          0.41          (4)


====================================================================================================================================
  bp Change is measured as difference in basis points.
    * Balance  sheet  amounts  are based on average  balances  unless  otherwise noted.
   ** Balance  sheet  amounts  are based on period end  balances  unless otherwise noted.
  *** Noninterest  expense divided by sum of noninterest  income plus net interest income,  taxable  equivalent  basis.
    + Sum of income before taxes plus the taxable equivalent adjustment divided by the sum of taxable equivalent net interest income plus noninterest income.
    # Data presented is annualized.